UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2013
Babson Capital PARTICIPATION INVESTORS 2013 Annual Report

BABSON CAPITAL PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02111

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD

The Trustees of Babson Capital Participation Investors (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 is available (1) on the Trust’s website at http://www.BabsonCapital.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE TRUST
Clifford M. Noreen Chairman

Michael L. Klofas President

Michael P. Hermsen Vice President

Richard E. Spencer, II Vice President

Sean Feeley Vice President

James M. Roy Vice President & Chief Financial Officer

Christopher A. DeFrancis Vice President, Secretary & Chief Legal Officer

BABSON CAPITAL PARTICIPATION INVESTORS

Babson Capital Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade (as defined below), long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly  speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust’s total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody’s, or, if unrated, are believed by Babson Capital Management LLC (“Babson Capital”) to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on April 16, 2014 at 1:00 P.M. in Springfield, Massachusetts.

Babson Capital Participation Investors

*
Data for Babson Capital Participation Investors (the “Trust”) represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value and the market value of its shares outstanding (see page 11 for total investment return based on market value). Past performance is no guarantee of future results.

2013 Annual Report

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2013.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2013 was 11.0%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $131,415,408 or $12.83 per share, as of December 31, 2013.  This compares to $127,874,125, or $12.56 per share, as of December 31, 2012. The Trust paid a quarterly dividend of $0.27 per share for each of the four quarters of 2013, for a total annual dividend of $1.08 per share. In 2012, the Trust also paid four quarterly dividends of $0.27 per share, for a total annual dividend of $1.08 per share. Net investment income for 2013 was $1.00 per share, including approximately $0.04 per share of non-recurring income, down $0.08 per share from 2012 net investment income of $1.08 per share, which included approximately $0.06 per share of non-recurring income.

The Trust’s stock price declined 7.4% during 2013, from $13.91 as of December 31, 2012 to $12.88 as of December 31, 2013.  Most of the decline occurred in the fourth quarter of the year. Since year-end, the stock price has recovered quite nicely, to $13.66 as of February 25, 2014. The Trust’s stock price of $12.88 as of December 31, 2013 equates to a 0.4% premium over the December 31, 2013 net asset value per share of $12.83. The Trust’s average quarter-end  premium for the 3, 5 and 10-year periods was 16.6%, 10.1% and 10.6%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2013 are provided for comparison purposes only.

	The Trust	Barclays Capital U.S. Corporate High Yield Index	Russell 2000 Index
1 Year	10.97%	7.44%	38.82%
3 Years	12.45%	9.32%	15.67%
5 Years	12.68%	18.93%	20.08%
10 Years	13.06%	8.62%	9.07%

Past performance is no guarantee of future results.

PORTFOLIO ACTIVITY

Middle market merger and acquisition activity was slow during 2013, declining for the second straight year and remaining well below historical levels. As a result, new investment activity for the Trust was down from the prior year. For the full year 2013, the Trust closed 11 new private placement investments and seven add-on investments in existing portfolio companies. Total private placement investments purchased in 2013 were $16,175,835.  This amount represents a 29.7% decrease from the $23,001,545 of new private placement investments completed by the Trust in 2012. Competition for new investment opportunities was intense in 2013, as there continued to be an overabundance of private debt and equity capital looking to be invested. Attractive companies are being aggressively pursued  by both buyers and lenders, resulting in purchase price and leverage multiples rising to levels not seen since 2007. Pricing and return expectations also continued to be squeezed given the existing market supply/demand dynamics. All in all, 2013 was a difficult year for new investment activity in the private mezzanine market.

Babson Capital Participation Investors

New private placement investments completed during 2013 were ARI Holding Corporation; CG Holdings Manufacturing Company; CTM Holding, Inc.; EPM Holding Company; gloProfessional Holdings, Inc.; Hi-Rel Group LLC; Janus Group Holding LLC; Signature Systems Holdings Company; SMB Machinery Holdings, Inc.; Strahman Holdings, Inc.; and Tranzonic Holdings LLC. In addition, the Trust added to existing private placement investments in Advanced Manufacturing Enterprises, LLC; A S C Group, Inc.; CG Holdings Manufacturing Company; FGI Equity LLC; K & N Parent, Inc.; Safety Infrastructure Solutions; and Synteract Holdings Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments.

While new investment activity was off from last year’s pace, the condition of the Trust’s existing portfolio strengthened once again in 2013. Sales and earnings for the Trust’s portfolio companies as a whole continued their upward momentum. Credit upgrades in the portfolio this year outnumbered credit downgrades by a three to one margin. The number of companies on our watch list and in default is at or near the lowest level we have seen over the last five years.

We had 13 companies exit from the Trust’s portfolio during 2013, some of which were sold off in pieces over the last several years.  In ten of these exits, the Trust realized a positive return on its investment. These investments were AE Company, Inc.; EXC Acquisition Corporation; Flutes, Inc.; HGGC Citadel Plastics Holdings; Marshall Physicians  Services LLC; Paradigm Packaging, Inc.; Qualis Automotive LLC; RM Holding Company; The Tranzonic Companies and Visioneering, Inc. Three long-standing troubled investments, International Offshore Services LLC, Monessen Holding Corporation, and Workplace Media Holding Company were also realized in 2013 at recovery levels consistent with their carrying values.

We had an unprecedented level of refinancing activity in the portfolio in 2013, on top of an unusually high level in 2012. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are being driven by companies seeking to take advantage of low interest rates and the abundant availability of capital. During 2013, we had 32 portfolio companies fully or partially prepay their debt obligations to the Trust, including ten such transactions in the month of December alone. This high level of prepayment activity near year end is the principal reason that the cash balance at year end was unusually high. Including the 13 exits, 45 of the 119 companies, or 38%, in which the Trust held private restricted securities at the end of 2012 either fully or partially prepaid their debt obligations or left the portfolio entirely. In addition to the high cash balance at year end, the other effect of such activity is the reduction in net investment income that we experienced in 2013.

OUTLOOK FOR 2014

We have started the year off with a healthy level of deal flow, which should help the Trust begin to rebuild its private mezzanine debt portfolio. Surveys of middle market financiers indicate that most expect 2014 to be a more robust year in terms of deal flow than 2013.  However, they also indicate an expectation of continued upward pressure on leverage levels and downward pressure on pricing and returns. In the face of these expected market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Babson Capital’s seasoned investment management team, positions the Trust well to meet its long-term investment objectives.

While the Trust was able to maintain its $0.27 per share quarterly dividend in 2013, this level may not be sustainable throughout 2014.  The Trust is currently not earning $0.27 per share per quarter due principally to the high level of prepayment and exit activity that has occurred over the past two years. We anticipate a continuance of a higher than normal level of exit and prepayment activity in 2014. We have not yet been able to fully offset this with new investments due to the slow merger and acquisition market of the last few years. In short, the number of private mezzanine debt securities in the portfolio has shrunk considerably over the past two years, and it is unlikely we can build the portfolio back up to its former size in the near term. As we move through 2014, we and the Board of Trustees will continue to evaluate the earnings capacity of the Trust and seek to formulate a dividend strategy in light of that earnings level.

2013 Annual Report

As always, I would like to thank you for your continued interest in and support of Babson Capital Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting in Springfield on April 16, 2014.

Lastly, on behalf of the Trust’s shareholders, the members of the Board of Trustees, and the officers of the Trust, I would once again like to thank Donald E. Benson and Donald Glickman for their many years of dedicated service to the Trust as Trustees. Both of them provided the Trust with invaluable insight and guidance, and served our shareholders extremely well throughout their respective long tenures as Trustees. I would also like to welcome Barbara M. Ginader as a Trustee.  Barbara was elected at the October 2013 Board of Trustees meeting for a term of office to expire at the 2014 annual meeting of shareholders. On a sad note, I would also like to acknowledge the passing of Martin T. Hart.  Martin was a Trustee from 1991 until his retirement in 2012. He passed away on January 3, 2014, and he will be missed.

Sincerely,

Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2013	Record	Net Investment	Short-Term	Tax	Long-Term
Dividends	Date	Income	Gains	Effect	Gains
Regular	4/29/2013	0.2700	-		-
	8/1/2013	0.2700	-		-
	10/28/2013	0.2700	-		-
	12/31/2013	0.2700	-		-
		$1.0800	$-	$1.0800	0.0000

The Trust did not have distributable net long-term capital gains in 2013.

	Qualified for Dividend				Interest Earned on
Annual Dividend	Received Deduction***		Qualified Dividends****		U.S. Gov’t. Obligations
Amount		Amount		Amount		Amount
Per Share	Percent	Per Share	Percent	Per Share	Percent	Per Share
$1.08	2.3949%	0.0258	2.1156%	0.0228	0%	0.0000

***    Not available to individual shareholders
**** Qualified  dividends are reported in Box 1b on IRS Form 1099-Div for 2013

BABSON CAPITAL PARTICIPATION INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	7

Consolidated Statement of Operations	8

Consolidated Statement of Cash Flows	9

Consolidated Statements of Changes in Net Assets	10

Consolidated Selected Financial Highlights	11

Consolidated Schedule of Investments	12-41

Notes to Consolidated Financial Statements	42-47

Report of Independent Registered Public Accounting Firm	48

Interested Trustees	49-50

Independent Trustees	51-52

Officers of the Trust	53-54

2013 Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $85,537,975 )	$83,026,607
Corporate restricted securities at market value (Cost - $14,195,411 )	14,615,991
Corporate public securities at market value (Cost - $32,082,059 )	33,399,424
Short-term securities at amortized cost	8,499,533
Total investments (Cost -$140,314,978 )	139,541,555
Cash	10,101,322
Interest receivable	1,256,764
Other assets	18,123

Total assets	150,917,764

Liabilities:	15,000,000
Note payable
Dividend payable	2,765,925
Deferred tax liability	670,560
Tax payable	334,004
Investment advisory fee payable	295,685
Payable for investments purchased	170,976
Interest payable	27,267
Accrued expenses	237,939

Total liabilities	19,502,356

Total net assets	$131,415,408

Net Assets:
Common shares, par value $.01 per share	$102,441
Additional paid-in capital	96,376,955
Retained net realized gain on investments, prior years	37,186,148
Undistributed net investment income	251,059
Accumulated net realized loss on investments	(1,057,212
Net unrealized depreciation of investments	(1,443,983
Total net assets	$131,415,408

Common shares issued and outstanding (14,785,750 authorized)	10,244,167

Net asset value per share	$12.83

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2013

Investment Income:
Interest	$12,451,316
Dividends	264,384
Other	14,218

Total investment income	12,829,918

Expenses:
Investment advisory fees	1,191,986
Interest	613,500
Trustees’ fees and expenses	336,000
Professional fees	253,900
Reports to shareholders	90,000
Custodian fees	30,000
Other	86,482

Total expenses	2,601,868

Investment income - net	10,228,050

Net realized and unrealized gain on investments:
Net realized loss on investments before taxes	(885,718)
Income tax expense	(230,425)
Net realized loss on investments after taxes	(1,116,143)
Net change in unrealized appreciation of investments before taxes	4,853,899
Net change in deferred income tax expense	(202,926)
Net change in unrealized appreciation of investments after taxes	4,650,973

Net gain on investments	3,534,830

Net increase in net assets resulting from operations	$13,762,880

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2013

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(977,377)
Purchases of portfolio securities	(40,393,320)
Proceeds from disposition of portfolio securities	50,022,831
Interest, dividends and other income received	11,570,021
Interest expense paid	(613,500)
Operating expenses paid	(1,891,256)
Income taxes paid	(962,016)

Net cash provided by operating activities	16,755,383

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,022,909)
Receipts for shares issued on reinvestment of dividends	817,760

Net cash used for financing activities	(10,205,149)

Net increase in cash	6,550,234
Cash - beginning of year	3,551,088

Cash - end of year	$10,101,322

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$13,762,880
Decrease in investments	3,329,279
Increase in interest receivable	(124,890)
Increase in receivable for investments sold	(2,199)
Decrease in other assets	50,890
Increase in deferred tax liability	202,926
Decrease in tax payable	(731,591)
Increase in investment advisory fee payable	7,968
Increase in payable for investments purchased	170,976
Increase in accrued expenses	89,144

Total adjustments to net assets from operations	2,992,503

Net cash provided by operating activities	$16,755,383

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	2013	2012

Increase in net assets:

Operations:
Investment income - net	$10,228,050	$10,965,123
Net realized loss on investments after taxes	(1,116,143)	2,488,796
Net change in unrealized apprciation of investments after taxes	4,650,973	4,059,101
Net increase in net assets resulting from operations	13,762,880	17,513,020

Increase from common shares issued on reinvestment of dividends
Common shares issued (2013 - 60,918; 2012 - 71,363)	817,760	1,013,772

Dividends to shareholders from:
Net investment income (2013 - $1.08 per share; 2012 - $1.04 per share)	(11,039,357)	(10,584,312)
Net realized gains (2013 - $0.00 per share; 2012 - $0.04 per share)	-	(388,021)
Total increase in net assets	3,541,283	7,554,459

Net assets, beginning of year	127,874,125	120,319,666

Net assets, end of year (including undistributed net investment income of $251,059 and $1,493,124, respectively)	$131,415,408	$127,874,125

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2013	2012	2011		2010	2009
Net asset value:
Beginning of year	$12.56	$11.90	$11.89		$10.91	$11.10
Net investment income (a)	1.00	1.08	1.14		1.02	0.94
Net realized and unrealized gain (loss) on investments	0.35	0.64	0.08		0.95	(0.13)
Total from investment operations	1.35	1.72	1.22		1.97	0.81
Dividends from net investment income to common shareholders	(1.08)	(1.04)	(1.23)		(1.00)	(1.00)
Dividends from net realized gain on investments to common shareholders	-	(0.04)	(0.00	)(b)	-	-
Increase from dividends reinvested	0.00 (b)	0.02	0.02		0.01	0.00 (b)
Total dividends	(1.08)	(1.06)	(1.21)		(0.99)	(1.00)
Net asset value: End of year	$12.83	$12.56	$11.90		$11.89	$10.91
Per share market value:
End of year	$12.88	$13.91	$15.85		$13.88	$12.20
Total investment return
Net asset value (c)	10.97%	15.89%	10.56%		18.71%	7.60%
Market value (c)	0.47%	(4.54%)	24.16%		22.94%	40.86%
Net assets (in millions):
End of year	$131.42	$127.87	$120.32		$119.54	$108.93
Ratio of total expenses to average net assets	2.15%	2.83%	2.18%		2.53%	2.04%
Ratio of operating expenses to average net assets	1.51%	1.51%	1.42%		1.46%	1.41%
Ratio of interest expense to average net assets	0.47%	0.49%	0.56%		0.61%	0.63%
Ratio of income tax expense to average net assets (d)	0.17%	0.83%	0.20%		0.46%	0.00%
Ratio of net investment income to average net assets	7.77%	8.82%	9.33%		8.96%	8.55%
Portfolio turnover	30%	34%	21%		27%	23%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$12	$12
Asset coverage per $1,000 of indebtedness	$9,761	$9,525	$9,021	$10,962	$10,077

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Corporate Restricted Securities - 74.30%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 63.18%

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$1,163,964	10/17/12	$1,143,738	$1,168,086
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	46,111
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	110,461
			1,257,372	1,324,658

A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
Limited Partnership Interest (B)	12.26% int.	11/21/07	96,028	237,396

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 2020	$1,023,357	12/20/13	1,002,960	1,017,516
Limited Liability Company Unit Class A (B)	3,094 uts.	*	153,704	243,962
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	116,619
* 10/09/09 and 10/27/10.			1,209,663	1,378,097

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$420,000	05/15/08	413,944	210,000
13% Senior Subordinated Note due 2015 (D)	$420,000	05/15/08	384,627	-
Common Stock (B)	60,000 shs.	05/15/08	60,000	-
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	-
			894,225	210,000

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$500,000	08/01/12	454,213	496,093
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	125,000
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	22,414
			621,659	643,507

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	-	-

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$1,134,615	12/07/12	$1,119,671	$1,064,434
Limited Liability Company Unit (B)	1,431 uts.	*	143,077	89,637
* 12/07/12 and 07/11/13.			1,262,748	1,154,071

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	421 shs.	12/27/07	208,456	865,107
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	57,070
			230,056	922,177

All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	713 shs.	09/26/08	71,303	150,310
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	507 shs.	09/26/08	46,584	106,882
			117,887	257,192

American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2014	$1,237,502	*	1,236,317	1,237,502
Preferred Class A Unit (B)	1,706 uts.	**	170,600	192,011
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	193,248
Common Class B Unit (B)	16,100 uts.	01/22/04	1	-
Common Class D Unit (B)	3,690 uts.	09/12/06	-	-
* 01/22/04 and 06/09/08.			1,487,707	1,622,761
** 01/22/04 and 09/12/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	157,933

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
Preferred Stock Series B (B)	1,623 shs.	04/28/09	162,269	238,040
Common Stock (B)	723 shs.	04/28/09	723	131,652
			162,992	369,692

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$792,797	12/21/11	776,986	798,362
Limited Liability Company Unit Class B (B)	28 uts.	12/21/11	28,418	37,635
Limited Liability Company Unit Class C (B)	222 uts.	12/21/11	221,582	293,426
			1,026,986	1,129,423

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
13.5% Senior Subordinated Note due 2020	$1,315,144	05/21/13	$1,290,502	$1,341,447
Preferred Stock Series (B)	29 shs.	05/21/13	289,604	298,148
Common Stock (B)	29 shs.	05/21/13	32,178	141,828
			1,612,284	1,781,423

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2016	$205,667	05/18/05	180,253	205,667
Preferred Stock (B)	33 shs.	10/16/09	33,224	96,779
Common Stock (B)	263 shs.	05/18/05	263,298	11,174
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	69 shs.	05/18/05	59,362	2,930
			536,137	316,550

Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$942,213	04/20/12	926,770	961,057
Common Stock (B)	754 shs.	04/20/12	75,376	133,079
			1,002,146	1,094,136

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$317,730	10/12/12	312,383	314,296
13% Senior Subordinated Note due 2019	$321,633	10/12/12	300,747	316,601
Common Stock (B)	51,064 shs.	10/12/12	51,064	65,707
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	26,013
			684,410	722,617

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$1,067,144	10/17/12	1,049,210	1,034,284
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	34,173
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	186,859
			1,257,543	1,255,316

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$1,207,902	06/30/06	$1,200,757	$1,087,112
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	24,213
Common Stock (B)	1 sh.	06/30/06	152	-
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	8,510
			1,391,615	1,119,835

C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$53,634	08/07/08	53,500	53,634
12.5% Senior Subordinated Note due 2015	$429,070	08/07/08	415,756	429,070
Common Stock (B)	41,860 shs.	08/07/08	41,860	84,734
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	32,914 shs.	08/07/08	32,965	66,625
			544,081	634,063

Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	55 shs.	*	252	538,427
*12/30/97 and 05/29/99.

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 2019	$1,412,605	05/09/13	1,334,163	1,423,519
Preferred Stock (B)	1,350 shs.	05/09/13	134,972	135,925
Preferred Stock (B)	489 shs.	05/09/13	48,721	49,265
Common Stock (B)	140 shs.	05/09/13	14,864	15,417
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	05/09/13	5,430	6,404
			1,538,150	1,630,530

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$745,139	01/19/11	715,253	760,042
14% Senior Subordinated Note due 2019	$192,929	08/03/12	189,672	193,893
Common Stock (B)	375 shs.	01/19/11	37,500	44,703
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	35,139
			971,675	1,033,777

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$414,303	03/26/12	$403,481	$412,495
Common Stock (B)	1,327 shs.	*	132,700	115,198
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	4,948
*03/26/12, 05/25/12 and 06/19/12.			541,921	532,641

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY
Preferred Stock (B)	147 shs.	12/02/08	146,594	216,057

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	60,246
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	46,699
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	-	730,096
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	-	-
			142,369	837,041

Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	9,081 shs.	07/05/07	370,796	342,812
Preferred Stock Series C (B)	3,748 shs.	07/05/07	125,207	141,497
Common Stock (B)	380 shs.	07/05/07	4	-
Limited Partnership Interest (B)	6.88% int.	*	103,135	-
*08/12/04 and 01/14/05.			599,142	484,309

Core Pharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase common stock at $.001 per share (B)	10 shs.	08/04/05	72,617	172,467

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,032,750	08/21/08	996,355	1,032,750
Common Stock (B)	135,000 shs.	08/21/08	135,000	176,087
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	93,961
			1,234,498	1,302,798

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 2019	$1,185,659	11/22/13	$1,162,292	$1,187,495
Common Stock (B)	31,044 shs.	11/22/13	443,182	421,023
			1,605,474	1,608,518

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/27/09	156,468	212,545
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	155,289
Common Stock (B)	38 shs.	10/27/09	38,244	54,771
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	40,018
			324,821	462,623

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$1,322,397	05/04/12	1,300,742	1,236,208
Preferred Stock (B)	25 shs.	05/04/12	252,434	271,300
Common Stock (B)	25 shs.	05/04/12	28,048	28,703
			1,581,224	1,536,211

Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2015	$25,715	11/01/06	25,714	24,900
13% Senior Subordinated Note due 2015	$488,572	11/01/06	478,496	481,238
Common Stock (B)	102,857 shs.	11/01/06	102,857	32,271
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	32,294 shs.	11/01/06	44,663	10,132
			651,730	548,541

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	244,359

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$950,000	02/01/10	867,257	965,764
Common Stock (B)	50 shs.	02/01/10	50,000	64,846
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	154,619
			1,024,357	1,185,229

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
14% Senior Subordinated Note due 2019	$943,473	03/01/12	$928,555	$907,341
Common Stock (B)	41 shs.	03/01/12	90,909	56,746
			1,019,464	964,087

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 2019	$578,124	07/26/13	570,763	572,601
Common Stock (B)	1,535 shs.	07/26/13	153,474	65,684
			724,237	638,285

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	195,685
Limited Liability Company Unit (B)	171 uts.	09/27/10	17,073	69,735
			75,418	265,420

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	142,936
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	17,920
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	15,781
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	22,795
			105,046	199,432

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	569,259

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	23,851
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	82,090
			76,687	105,941

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 2019	$1,149,144	03/27/13	1,128,439	1,126,241
Common Stock (B)	1,181 shs.	03/27/13	118,110	103,724
			1,246,549	1,229,965

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 2019 (D)	$38,950	11/13/13	$231,183	$-
Preferred Stock (B)	151,643 shs.	11/13/13	77,643	-
Preferred Stock Series F (B)	155,800 shs.	11/13/13	924,731	-
			1,233,557	-

H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2016 (D)	$362,700	10/15/09	271,181	-
Preferred Stock (B)	21 shs.	*	21,428	-
Preferred Stock Series B (B)	1,088 shs.	10/15/09	813,544	-
Common Stock (B)	180 shs.	02/10/06	180,000	-
Common Stock Class C (B)	296 shs.	10/15/09	-	-
Warrant, exercisable until 2016, to purchase common stock at $.02 per share (B)	67 shs.	02/10/06	61,875	-
* 09/18/07 and 06/27/08.			1,348,028	-

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Common Stock (B)	38 shs.	11/14/11	38,461	104,101
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	28 shs.	11/14/11	25,596	74,543
			64,057	178,644

Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
14% Senior Subordinated Note due 2019 (D)	$717,061	03/09/12	704,846	681,208
Common Stock (B)	517 shs.	03/09/12	51,724	20,509
			756,570	701,717

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 2018	$703,125	04/15/13	661,590	694,561
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	240,970
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	3,551
			928,309	939,082

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Home Decor Holding Company
A designer, manufacturer and marketer of framed art and wall decor products.
Common Stock (B)	33 shs.	*	$33,216	$88,157
Warrant, exercisable until 2016, to purchase common stock at $.02 per share (B)	106 shs.	*	105,618	280,288
* 06/30/04 and 08/19/04.			138,834	368,445

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	-	-
			-	-

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$1,098,837	08/19/08	1,060,726	1,075,358
Common Stock (B)	251 shs.	08/19/08	251,163	67,479
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	17,442
			1,372,122	1,160,279

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$1,165,316	09/27/12	1,145,221	1,154,022
Preferred Stock Series A (B)	1,127 shs.	09/27/12	112,726	127,177
Common Stock (B)	910 shs.	09/27/12	910	3,126
			1,258,857	1,284,325

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	93 shs.	10/27/11	92,854	170,002

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	330,296

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	$165,000	$230,252
Preferred Stock B (B)	0.06 shs.	12/20/10	-	84
Common Stock (B)	33 shs.	12/20/10	1,667	154,258
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	55,955
			272,310	440,549

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 2019	$1,342,391	12/11/13	1,315,734	1,341,879
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	282,609	268,479
			1,598,343	1,610,358

Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	48 uts.	09/21/10	449,086	25,511

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$1,057,756	12/05/12	1,039,082	1,032,205
Limited Liability Company Unit (B)	217,391 uts.	12/05/12	217,391	153,124
			1,256,473	1,185,329

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2019	$1,148,459	12/23/11	1,123,864	1,162,937
Preferred Stock Series A (B)	102 shs.	12/23/11	39,887	120,487
Preferred Stock Series B (B)	29 shs.	12/23/11	-	34,098
Common Stock (B)	130 shs.	12/23/11	6,522	50,918
			1,170,273	1,368,440

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/25/06	71,053	37,002
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	22,706
			108,924	59,708

K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
Common Stock (B)	232,826 shs.	12/10/10	232,826	282,473

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	$29,348	$82,512
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	38,880
Common Stock (B)	235 shs.	07/15/08	234,783	59,701
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	12,928
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	67 shs.	09/17/09	-	17,139
			327,925	211,160

LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
Common Stock (B)	105 shs.	08/15/11	105,019	154,953

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	32,143	-
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	-
			66,857	-

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	12,764 uts.	*	166,481	269,511
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	37,734
* 05/04/07 and 01/02/08.			189,262	307,245

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018	$419,971	01/15/10	385,228	419,971
15% Senior Subordinated Note due 2018	$111,024	10/05/10	109,580	106,685
Common Stock (B)	35 shs.	10/05/10	35,400	84,498
Common Stock Class B (B)	118 shs.	01/15/10	117,647	280,826
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	01/15/10	94,579	248,530
			742,434	1,140,510

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$1,117,495	*	$1,056,830	$1,117,495
Preferred Stock Series A (B)	1,388 shs.	09/07/10	138,797	396,783
Common Stock (B)	162 shs.	03/01/11	16,226	46,310
Common Stock (B)	153 shs.	09/07/10	15,282	43,738
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	103 shs.	03/01/11	10,325	29,444
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	386 shs.	09/07/10	38,623	110,344
* 09/07/10 and 03/01/11.			1,276,083	1,744,114

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	66 uts.	08/29/08	66,451	88,958
Common Unit Class A (B)	671 uts.	08/29/08	671	41,757
Common Unit Class B (B)	250 uts.	08/29/08	63,564	15,537
			130,686	146,252

MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	56 shs.	09/24/08	54,040	89,221
Limited Partnership Interest (B)	0.74% int.	09/16/08	205,932	470,712
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	18 shs.	09/24/08	18,237	82,842
			278,209	642,775

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 2018	$424,528	09/22/11	418,093	428,971
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	118,885
			574,038	547,856

MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$902,727	*	865,676	225,682
Preferred Stock Series A (B)	519 shs.	10/10/12	498,734	-
Common Stock (B)	238 shs.	*	238,000	-
Common Stock Series B (B)	597 shs.	10/10/12	6	-
Warrant, exercisable until 2014, to purchase common stock at $.02 per share (B)	87 shs.	*	86,281	-
*08/12/05 and 09/11/06.			1,688,697	225,682

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$1,233,676	11/02/12	$1,212,129	$1,213,456
Common Stock (B)	45 shs.	11/02/12	44,643	33,185
			1,256,772	1,246,641

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$957,216	11/30/10	945,626	956,640
Limited Liability Company Unit Class B-1 (B)	93,750 uts.	11/30/10	-	78,920
Limited Liability Company Unit Class B-2 (B)	8,501 uts.	11/30/10	-	7,156
			945,626	1,042,716

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	-

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2014	$1,061,463	02/02/07	1,040,516	1,008,389
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	-
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	-
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	224,732
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	-
* 12/18/08 and 09/30/09.			1,793,173	1,233,121

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$491,695	11/05/10	462,679	491,695
Limited Liability Company Unit Series B (B)	17,241 uts.	11/05/10	17,241	21,771
Limited Liability Company Unit Series B (B)	34,931 uts.	11/05/10	34,931	44,107
Limited Liability Company Unit Series F (B)	34,931 uts.	11/05/10	-	364,980
			514,851	922,553

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016	$1,492,105	*	$1,344,111	$1,480,702
Limited Partnership Interest (B)	1,740 uts.	*	174,006	117,789
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	2,605 shs.	*	260,479	176,325
*07/09/09 and 08/09/10.			1,778,596	1,774,816

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
12% Senior Subordinated Note due 2019	$883,117	02/02/11	830,374	891,948
Common Stock (B)	126 shs.	*	125,883	171,792
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	59 shs.	02/02/11	52,987	80,178
* 02/02/11 and 06/30/11.			1,009,244	1,143,918

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017	$444,445	06/04/10	419,714	444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	27,329
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	15,367
Common Stock (B)	344 shs.	06/04/10	344	-
			506,537	487,141

Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	1,942 uts.	01/17/06	302,885	935,579
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	328 shs.	01/17/06	90,424	157,960
			393,309	1,093,539

P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
Preferred Stock Class A (B)	29 shs.	12/21/10	180,380	336,337
Common Stock (B)	29 shs.	12/21/10	13,500	55,792
			193,880	392,129

P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.

15% Senior Subordinated Note due 2017	$978,715	12/20/10	966,470	978,715
Limited Liability Company Unit Class A (B)	33 uts.	12/20/10	106,071	111,140
Limited Liability Company Unit Class B (B)	33 uts.	12/20/10	1,072	111,140
			1,073,613	1,200,995

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014 (B)	$42,188	12/18/12	$-	$42,188

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	-
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	-
Common Stock (B)	21,462 shs.	05/22/09	993,816	-
			1,342,900	-

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$1,142,962	11/29/12	1,119,287	1,112,112
Limited Liability Company Unit (B)	156,250 uts.	11/29/12	156,250	155,068
			1,275,537	1,267,180

Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2014	$901,422	06/03/10	897,268	901,422
Limited Liability Company Unit Class A (B)	733 uts.	10/02/06	270,000	146,480
Limited Liability Company Unit (B)	76 uts.	05/22/09	340	15,193
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	4,550 shs.	10/02/06	65,988	909,646
			1,233,596	1,972,741

Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	109 shs.	11/12/09	107,970	184,507

R A J Manufacturing Holdings LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
14.5% Senior Subordinated Note due 2014 (D)	$831,458	12/15/06	811,311	415,729
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	-
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	-
			1,030,643	415,729

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$1,160,735	*	$1,144,325	$1,156,473
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	164,789
* 10/21/11 and 08/03/12.			1,279,802	1,321,262

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	39,062 shs.	12/11/12	39,062	42,334
Common Stock (B)	39 shs.	12/11/12	4	16,650
			39,066	58,984
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$843,750	*	833,385	854,299
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	96,476
Common Stock (B)	983 shs.	03/30/12	9,830	24,227
* 03/30/12 and 05/16/13.			927,135	975,002

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014 (D)	$1,157,231	01/15/09	826,004	-

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 2021	$755,088	03/15/13	714,220	753,669
Common Stock (B)	76 shs.	03/15/13	75,509	86,479
Warrant, exercisable until 2023, to purchase
common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	35,331
			818,045	875,479
Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	421,072
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	67,467	106,658
* 08/31/07 and 03/06/08.			328,729	527,730

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 2019	$731,362	10/18/13	$717,114	$727,070
Common Stock (B)	841 shs.	10/18/13	84,100	79,895
			801,214	806,965
Snacks Parent Corporation
The world’s largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2020	$896,447	11/12/10	859,592	896,447
Preferred Stock A (B)	1,132 shs.	11/12/10	100,501	77,720
Preferred Stock B (B)	525 shs.	11/12/10	-	36,065
Common Stock (B)	6,579 shs.	11/12/10	6,579	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	1,806 shs.	11/12/10	1,806	-
			968,478	1,010,232
SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
Common Stock (B)	909 shs.	12/01/11	90,909	103,186

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated Note due 2017	$1,200,671	12/15/09	1,088,903	1,151,762
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	15,397
			1,209,137	1,167,159
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	16 shs.	10/23/08	158,824	301,403
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6 shs.	10/23/08	53,285	113,866
			212,109	415,269
Stag Parkway Holding Company
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$1,143,506	12/19/12	1,096,328	1,143,889
Common Stock (B)	118 shs.	12/19/12	118,203	139,166
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	12/19/12	31,848	40,867
			1,246,379	1,323,922

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 2020	$1,059,783	12/13/13	1,038,681	1,058,386
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	151,019
			1,197,648	1,209,405

Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018 (D)	$959,148	07/01/11	943,703	-
Preferred Stock Series A (B)	76 shs.	07/01/11	76,046	-
			1,019,749	-

Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 shs.	03/31/10	-	-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$1,023,020	12/14/10	983,887	1,002,721
14% Senior Subordinated PIK Note due 2017	$90,638	08/17/12	87,784	88,839
Common Stock (B)	38 shs.	12/14/10	38,168	20,840
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	20,338
			1,147,088	1,132,738

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2019	$1,759,561	09/02/08	1,696,735	1,708,793
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	-
Redeemable Preferred Stock Series A (B)	678 shs.	09/02/08	6,630	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	-
			1,788,704	1,708,793

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2016 (D)	$428,960	*	$74,107	$-
Common Stock Class B	32 shs.	*	4,448	-
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	2.27% int.	**	109,603	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	41 shs.	04/28/06	33,738	-
* 04/28/06 and 09/13/06.			221,896	-
**03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 2018 (D)	$1,062,258	12/05/13	-	-
15% Senior Subordinated Note due 2020 (D)	$46,798	12/05/13	219,203	-
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	28,079	12/05/13	-	-
			219,203	-
Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)	$938,651	10/31/07	906,898	563,191
Common Stock (B)	110 shs.	10/31/07	110,430	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	-
			1,063,708	563,191
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 2019	$1,491,670	07/05/13	1,463,711	1,487,714
Limited Liability Company Unit Class A (B)	147,727 shs.	07/05/13	147,727	152,292
			1,611,438	1,640,006

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2016	$1,222,698	*	$1,195,927	$1,222,698
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	504,106
Common Stock (B)	393 shs.	*	423,985	-
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	-	-
* 07/19/05 and 12/22/05.			1,832,239	1,726,804

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	5,888 uts.	02/28/11	93,750	236,277
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	3,060 shs.	04/11/03	36,032	50,698
			129,782	286,975
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	96 shs.	04/30/04	96,400	155,774
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	122 shs.	04/30/04	112,106	197,141
			208,506	352,915
U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
Convertible Preferred Stock (B)	470 shs.	02/08/08	469,565	1,192,999

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	-
Class C Unit (B)	450,000 uts.	10/29/09	413,244	233,117
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	-
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	-
* 07/19/04 and 10/29/09.			923,711	233,117

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Value Fair

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016 (D)	$911,250	11/30/06	$867,531	$-
Common Stock (B)	101 shs.	11/30/06	101,250	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	-
			1,014,571	-
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	97,989
Common Stock (B)	353 shs.	06/08/10	353	8,974
			70,661	106,963
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$794,521	12/16/10	746,677	770,592
Common Stock (B)	205 shs.	12/16/10	205,480	82,370
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	55 shs.	12/16/10	49,334	22,136
			1,001,491	875,098
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$897,040	11/03/11	883,554	914,981
Common Stock (B)	1,500 shs.	11/03/11	150,000	215,049
			1,033,554	1,130,030

Total Private Placement Investments (E)			$85,537,975	$83,026,607

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 11.12%:

Bonds - 11.12%
AAR Corporation	7.250%	01/15/22	$1,000,000	$1,058,370	$1,070,000
Alliant Techsystems Inc.	5.250	10/01/21	500,000	500,000	501,250
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	398,950
ArcelorMittal	6.125	06/01/18	500,000	511,975	548,750
Calumet Specialty Products Partners L.P.	7.625	01/15/22	380,000	374,329	383,800
Cornerstone Chemical Company	9.375	03/15/18	375,000	383,997	394,687
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	323,175
First Data Corporation	7.375	06/15/19	250,000	250,000	266,875
FMG Resources	7.000	11/01/15	129,000	131,425	133,838
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	371,387
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	168,000
Hercules Offshore, Inc.	7.500	10/01/21	750,000	750,000	795,000
Hilcorp Energy Company	7.625	04/15/21	325,000	312,860	352,625
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	778,125
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	533,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	684,122	685,376
Lear Corporation	4.750	01/15/23	375,000	367,942	351,563
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	503,125
MEG Energy Corporation	7.000	03/31/24	500,000	500,000	506,250
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	755,625
Penske Corporation	4.875	07/11/22	500,000	498,106	512,940
RKI Inc.	8.500	08/01/21	500,000	502,419	526,250
Prestige Brands Holdings, Inc.	5.375	12/15/21	650,000	650,000	656,500
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	250,000	250,000	263,750
Samson Investment Company	9.750	02/15/20	350,000	344,006	381,500
Sirius XM Radio Inc.	5.875	10/01/20	445,000	445,000	453,900
Sprint Corporation	7.125	06/15/24	155,000	155,000	157,325
Tesoro Logistics LP	5.875	10/01/20	500,000	511,193	511,250
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	503,750
Univision Communications	5.125	05/15/23	160,000	160,000	159,800
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,721	269,375
Welltec A/S	8.000	02/01/19	375,000	368,946	397,500
Total Bonds				14,195,411	14,615,991

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares	Cost	Market Value

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	$-	$-
Total Convertible Preferred Stock				-	-

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	-	-
Total Preferred Stock				-	-

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	-	-
Total Common Stock				-	-

Total Rule 144A Securities				14,195,411	14,615,991

Total Corporate Restricted Securities				$99,733,386	$97,642,598

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Public Securities - 25.41%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.13%
Aquilex Holdings LLC	5.250%	12/31/20	$171,405	$170,976	$171,833
Total Bank Loans				170,976	171,833

Bonds - 25.28%
Accuride Corp	9.500%	08/01/18	$500,000	$484,746	$488,750
Alcoa, Inc.	6.150	08/15/20	600,000	626,480	646,623
Alliant Techsystems Inc.	6.875	09/15/20	500,000	533,169	539,375
Ally Financial, Inc.	5.500	02/15/17	750,000	761,810	811,875
Alta Mesa Financial Services	9.625	10/15/18	750,000	730,262	802,500
American Axle & Manufacturing, Inc.	5.125	02/15/19	120,000	120,000	123,300
Anglogold Holdings PLC	5.375	04/15/20	600,000	604,657	561,000
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	439,688
B E Aerospace, Inc.	6.875	10/01/20	250,000	255,990	274,375
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	422,400
Bank of America Corporation	5.875	01/05/21	600,000	620,788	689,632
Bill Barrett Corporation	7.000	10/15/22	500,000	480,919	518,750
Brunswick Corporation	7.125	08/01/27	500,000	504,723	523,750
Calumet Specialty Products Partners L.P.	9.375	05/01/19	375,000	353,695	416,250
CCO Holdings Capital Corporation	5.250	09/30/22	500,000	495,503	466,875
Centurytel, Inc.	5.000	02/15/15	500,000	504,053	518,750
CHC Helicopter SA	9.250	10/15/20	1,000,000	935,565	1,077,500
CIT Group, Inc.	5.000	08/15/22	500,000	500,000	487,500
Clearwater Paper Corporation	4.500	02/01/23	500,000	495,303	450,000
Coeur d’Alene Mines Corporation	7.875	02/01/21	500,000	501,810	507,500
Commercial Metals Company	4.875	05/15/23	750,000	751,498	697,500
Continental Resources, Inc.	5.000	09/15/22	500,000	510,551	519,375
CVR Refining LLC	6.500	11/01/22	350,000	338,072	343,875
DaVita, Inc.	5.750	08/15/22	500,000	500,000	506,250
Duke Realty Limited Partnership	3.875	10/15/22	500,000	507,057	475,211
Ensco PLC	3.250	03/15/16	600,000	598,904	626,427
Equifax, Inc.	4.450	12/01/14	500,000	503,797	515,668
GATX Corporation	4.750	05/15/15	500,000	499,325	525,355
General Electric Capital Corporation	5.500	01/08/20	500,000	498,681	572,581
Headwaters, Inc.	7.625	04/01/19	305,000	305,119	328,638
Health Management Association	6.125	04/15/16	250,000	254,542	276,875
HealthSouth Corporation	7.750	09/15/22	405,000	405,861	443,475
Hertz Corporation	6.750	04/15/19	220,000	217,352	237,050

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

International Game Technology	7.500%	06/15/19	$500,000	$499,821	$581,834
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,967	480,000
Johnson Controls, Inc.	5.500	01/15/16	500,000	463,321	543,116
Kraft Foods, Inc.	5.375	02/10/20	500,000	511,691	564,695
Lazard Group LLC	4.250	11/14/20	500,000	498,382	498,915
Lennar Corporation	4.750	11/15/22	375,000	369,546	347,813
Linn Energy, LLC	8.625	04/15/20	500,000	504,796	540,000
Masco Corporation	7.125	03/15/20	350,000	349,998	399,528
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,020,000
Morgan Stanley	5.500	01/26/20	500,000	498,184	561,286
NBC Universal Media LLC	5.150	04/30/20	500,000	499,497	558,873
Neustar Inc.	4.500	01/15/23	375,000	363,541	338,438
Nexeo Solutions LLC	8.375	03/01/18	20,000	20,000	19,850
Niska Gas Storage Partners LLC	8.875	03/15/18	500,000	504,906	520,000
Omnova Solutions, Inc.	7.875	11/01/18	750,000	762,040	806,250
Peabody Energy Corporation	6.000	11/15/18	500,000	500,495	532,500
Perry Ellis International, Inc.	7.875	04/01/19	375,000	371,918	399,375
Precision Drilling Corporation	6.625	11/15/20	250,000	256,713	266,875
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,112	520,149
Rosetta Resources Inc.	5.875	06/01/22	500,000	500,000	496,250
ServiceMaster Company	7.000	08/15/20	500,000	500,000	495,625
Sprint Nextel Corporation	6.000	12/01/16	500,000	508,863	545,625
Steelcase, Inc.	6.375	02/15/21	500,000	506,750	549,106
Stone Energy Corporation	7.500	11/15/22	500,000	514,882	522,500
Tech Data Corporation	3.750	09/21/17	500,000	505,681	516,710
Thermadyne Holdings Corporation	9.000	12/15/17	227,000	237,957	242,890
Time Warner Cable, Inc.	5.000	02/01/20	500,000	493,164	507,679
T-Mobile USA Inc.	6.464	04/28/19	340,000	346,328	361,250
T-Mobile USA Inc.	6.731	04/28/22	210,000	207,824	218,925
T-Mobile USA Inc.	6.836	04/28/23	65,000	63,687	67,438
Tronox Finance LLC	6.375	08/15/20	375,000	366,384	382,500
Tyson Foods, Inc.	4.500	06/15/22	500,000	514,711	509,083
Unit Corporation	6.625	05/15/21	500,000	494,527	527,500
Weatherford International Limited	4.500	04/15/22	500,000	519,211	503,150
Xerium Technologies, Inc.	8.875	06/15/18	416,000	436,033	436,800
Total Bonds				31,905,162	33,217,201

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

	Shares	Cost	Market Value
Common Stock - 0.00%
Intrepid Potash, Inc. (B)	185	$5,920	$2,930
Nortek, Inc. (B)	100	1	7,460
Total Common Stock		5,921	10,390

Total Corporate Public Securities		$32,082,059	$33,399,424

	Interest	Maturity	Principal		Fair
	Rate/Yield^	Date	Amount	Cost	Value
Short-Term Securities:
Commercial Paper - 6.47%
B.A.T. International Finance p.l.c.	0.210%	01/17/14	$2,000,000	$1,999,813	$1,999,813
IntercontinentalExchange Group, Inc.	0.200	01/14/14	2,000,000	1,999,856	1,999,856
Kinder Morgan Energy Partners LP	0.230	01/07/14	2,000,000	1,999,923	1,999,923
Tesco Treasury Services. PLC	0.100	01/06/14	2,500,000	2,499,941	2,499,941
Total Short-Term Securities				$8,499,533	$8,499,533
Total Investments	106.18%			$140,314,978	$139,541,555
Other Assets	8.66				11,376,209
Liabilities	(14.84)				(19,502,356)
Total Net Assets	100.00%				$131,415,408

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of December 31, 2013.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2013, the values of these securities amounted to $83,026,607 or 63.18% of net assets.
^	Effective yield at purchase
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value

AEROSPACE - 2.90%		BROADCASTING & ENTERTAINMENT - 0.81%
AAR Corporation	$1,070,000	NBC Universal Media LLC	$558,873
Alliant Techsystems Inc.	1,040,625	Time Warner Cable, Inc.	507,679
B E Aerospace, Inc.	274,375		1,066,552
Merex Holding Corporation	547,856	BUILDINGS & REAL ESTATE - 2.21%
Whitcraft Holdings, Inc.	875,098	Duke Realty Limited Partnership	475,211
	3,807,954	Lennar Corporation	347,813
AUTOMOBILE - 7.42%		Masco Corporation	399,528
Accuride Corp	488,750	Safway Group Holding LLC/Finance Corporation	263,750
American Axle & Manufacturing, Inc.	123,300	Sunrise Windows Holding Company	1,132,738
Avis Budget Car Rental	439,688	TruStile Doors, Inc.	286,975
CG Holdings Manufacturing Company	1,630,530		2,906,015
DPL Holding Corporation	1,536,211	CHEMICAL, PLASTICS & RUBBER - 2.32%
Ideal Tridon Holdings, Inc.	170,002	Capital Specialty Plastics, Inc.	538,427
J A C Holding Enterprises, Inc.	440,549	Cornerstone Chemical Company	394,687
Jason Partners Holdings LLC	25,511	Nicoat Acquisitions LLC	922,553
Johnson Controls, Inc.	543,116	Omnova Solutions, Inc.	806,250
K & N Parent, Inc.	1,368,440	Tronox Finance LLC	382,500
Lear Corporation	351,563		3,044,417
Meritor, Inc.	1,020,000	CONSUMER PRODUCTS - 7.76%
Ontario Drive & Gear Ltd.	1,093,539	AMS Holding LLC	157,933
Penske Corporation	512,940	Baby Jogger Holdings LLC	1,094,136
	9,744,139	Bravo Sports Holding Corporation	1,119,835
BEVERAGE, DRUG & FOOD - 7.01%		Clearwater Paper Corporation	450,000
1492 Acquisition LLC	1,324,658	Custom Engineered Wheels, Inc.	462,623
B&G Foods, Inc.	422,400	gloProfessional Holdings, Inc.	1,229,965
Eatem Holding Company	1,185,229	Handi Quilter Holding Company	178,644
F F C Holding Corporation	265,420	K N B Holdings Corporation	59,708
Hospitality Mints Holding Company	1,160,279	Manhattan Beachwear Holding Company	1,140,510
JMH Investors LLC	1,185,329	NXP BV/NXP Funding LLC	755,625
Kraft Foods, Inc.	564,695	Perry Ellis International, Inc.	399,375
Snacks Parent Corporation	1,010,232	Prestige Brands Holdings, Inc.	656,500
Spartan Foods Holding Company	1,167,159	R A J Manufacturing Holdings LLC	415,729
Specialty Commodities, Inc.	415,269	Tranzonic Holdings LLC	1,640,006
Tyson Foods, Inc.	509,083	Xerium Technologies, Inc.	436,800
	9,209,753		10,197,389

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

CONTAINERS, PACKAGING & GLASS - 2.05%		DIVERSIFIED/CONGLOMERATE, SERVICE - 11.20%
P K C Holding Corporation	$392,129	A S C Group, Inc.	$1,378,097
P P T Holdings LLC	1,200,995	A W X Holdings Corporation	210,000
Rose City Holding Company	58,984	Advanced Technologies Holdings	922,177
SMB Machinery Holdings, Inc.	806,965	Anglogold Holdings PLC	561,000
Vitex Packaging Group, Inc.	233,117	Apex Analytix Holding Corporation	369,692
	2,692,190	Bank of America Corporation	689,632
DISTRIBUTION - 5.81%		Church Services Holding Company	532,641
ARI Holding Corporation	1,781,423	Clough, Harbour and Associates	216,057
Blue Wave Products, Inc.	722,617	Crane Rental Corporation	1,302,798
BP SCI LLC	1,255,316	ELT Holding Company	964,087
Duncan Systems, Inc.	548,541	EPM Holding Company	638,285
Signature Systems Holding Company	875,479	Equifax, Inc.	515,668
Stag Parkway Holding Company	1,323,922	Hilton Worldwide Holdings, Inc.	778,125
WP Supply Holding Corporation	1,130,030	HVAC Holdings, Inc.	1,284,325
	7,637,328	Insurance Claims Management, Inc.	330,296
		Mail Communications Group, Inc.	307,245
DIVERSIFIED/CONGLOMERATE, MANUFACTURING -10.05%		Nexeo Solutions LLC	19,850
A H C Holding Company, Inc.	237,396	Northwest Mailing Services, Inc.	1,774,816
Advanced Manufacturing Enterprises LLC	1,154,071	Safety Infrastructure Solutions	975,002
Arrow Tru-Line Holdings, Inc.	316,550	ServiceMaster Company	495,625
C D N T, Inc.	634,063	Sirius XM Radio Inc.	453,900
CTP Transportation Products, LLC	323,175		14,719,318
F G I Equity LLC	199,432	ELECTRONICS - 1.40%
G C Holdings	569,259	Connecticut Electric, Inc.	837,041
Hi-Rel Group LLC	939,082	Jabil Circuit, Inc.	480,000
Janus Group Holdings LLC	1,610,358	Tech Data Corporation	516,710
J.B. Poindexter Co., Inc.	533,750		1,833,751
K P H I Holdings, Inc.	282,473
K P I Holdings, Inc.	211,160
LPC Holding Company	154,953
MEGTEC Holdings, Inc.	642,775
Nortek, Inc.	7,460
O E C Holding Corporation	487,141
Postle Aluminum Company LLC	1,972,741
Strahman Holdings Inc	1,209,405
Truck Bodies & Equipment International	1,726,804
	13,212,048

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

FINANCIAL SERVICES - 9.71%		LEISURE, AMUSEMENT, ENTERTAINMENT - 2.07%
Ally Financial, Inc.	$811,875	Brunswick Corporation	$523,750
Alta Mesa Financial Services	802,500	CTM Holding, Inc.	1,608,518
B.A.T. International Finance p.l.c.	1,999,813	International Game Technology	581,834
CIT Group, Inc.	487,500		2,714,102
GATX Corporation	525,355	MACHINERY - 3.79%
General Electric Capital Corporation	572,581	ABC Industries, Inc.	643,507
IntercontinentalExchange Group, Inc.	1,999,856	Arch Global Precision LLC	1,129,423
Lazard Group LLC	498,915	E S P Holdco, Inc.	244,359
LBC Tank Terminals Holding Netherlands B.V.	685,376	Motion Controls Holdings	1,042,716
Morgan Stanley	561,286	NetShape Technologies, Inc.	1,233,121
REVSpring, Inc.	1,321,262	Pacific Consolidated Holdings LLC	42,188
Tesco Treasury Services. PLC	2,499,941	Thermadyne Holdings Corporation	242,890
	12,766,260	Welltec A/S	397,500
HEALTHCARE, EDUCATION & CHILDCARE - 5.21%			4,975,704
American Hospice Management Holding LLC	1,622,761	MEDICAL DEVICES/BIOTECH - 1.50%
CHG Alternative Education Holding Company	1,033,777	Health Management Association	276,875
DaVita, Inc.	506,250	MedSystems Holdings LLC	146,252
GD Dental Services LLC	105,941	MicroGroup, Inc.	225,682
Healthcare Direct Holding Company	701,717	NT Holding Company	1,143,918
HealthSouth Corporation	443,475	Precision Wire Holding Company	184,507
Qwest Diagnostic, Inc.	520,149		1,977,234
SouthernCare Holdings, Inc.	103,186
Synteract Holdings Corporation	1,708,793	MINING, STEEL, IRON & NON-PRECIOUS METALS - 1.92%
Wheaton Holding Corporation	106,963	Alcoa, Inc.	646,623
	6,853,012	Coeur d’Alene Mines Corporation	507,500
HOME & OFFICE FURNISHINGS, HOUSEWARES,		Commercial Metals Company	697,500
AND DURABLE CONSUMER PRODUCTS - 2.67%		FMG Resources	133,838
Connor Sport Court International, Inc.	484,309	Peabody Energy Corporation	532,500
Home Décor Holding Company	368,445		2,517,961
Steelcase, Inc.	549,106	NATURAL RESOURCES - 0.67%
Transpac Holding Company	563,191	ArcelorMittal	548,750
U-Line Corporation	352,915	Headwaters, Inc.	328,638
U M A Enterprises, Inc.	1,192,999	Intrepid Potash, Inc.	2,930
	3,510,965		880,318

See Notes to Consolidated Financial Statements

2013 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2013

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

OIL & GAS - 11.67%		TECHNOLOGY - 0.60%
Antero Resources Corporation	$398,950	First Data Corporation	$266,875
Bill Barrett Corporation	518,750	Smart Source Holdings LLC	527,730
Calumet Specialty Products Partners L.P.	800,050		794,605
Continental Resources, Inc.	519,375	TELECOMMUNICATIONS - 2.35%
CVR Refining LLC	343,875	All Current Holding Company	257,192
Ensco PLC	626,427	CCO Holdings Capital Corporation	466,875
Forum Energy Technologies	168,000	Centurytel, Inc.	518,750
Hercules Offshore, Inc.	795,000	Neustar Inc.	338,438
Hilcorp Energy Company	352,625	Sprint Corporation	157,325
Kinder Morgan Energy Partners LP	1,999,923	Sprint Nextel Corporation	545,625
Linn Energy, LLC	540,000	T-Mobile USA Inc.	647,613
MBWS Ultimate Holdco, Inc.	1,744,114	Univision Communications	159,800
MEG Energy Corporation	1,009,375		3,091,618
Niska Gas Storage Partners LLC	520,000	TRANSPORTATION - 2.33%
Petroplex Inv Holdings LLC	1,267,180	CHC Helicopter SA	1,077,500
Precision Drilling Corporation	266,875	Hertz Corporation	237,050
RKI Inc.	526,250	MNX Holding Company	1,246,641
Rosetta Resources Inc.	496,250	Topaz Marine S.A.	503,750
Samson Investment Company	381,500		3,064,941
Stone Energy Corporation	522,500	WASTE MANAGEMENT / POLLUTION - 0.13%
Tesoro Logistics LP	511,250	Aquilex Holdings LLC	171,833
Unit Corporation	527,500
Weatherford International Limited	503,150
	15,338,919	Total Investments - 106.18%	$139,541,555
PHARMACEUTICALS - 0.62%
CorePharma LLC	172,467
Forest Laboratories, Inc	371,387
Valeant Pharmaceuticals International	269,375
	813,229

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History
Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $83,026,607 (63.18% of net assets) as of December 31, 2013 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2013, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service. Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson

2013 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/ increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2013.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	7.4% to	13.4%
Bonds	Cash Flows	Rate	16.9%

Equity	Market	Valuation	3.5x to	7.1x
Securities	Approach	Multiple	11.0x

		Discount for	0% to	5.1%
		lack of marketability	24%
		EBITDA	$0.1 million to	19.6 million
			$143.2 million

Fair Values Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1: quoted prices in active markets for identical securities

Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2013:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$71,555,578	$-	$14,615,991	$56,939,587
Common Stock - U.S.	9,668,741	-	-	9,668,741
Preferred Stock	6,926,282	-	-	6,926,282
Partnerships and LLCs	9,491,997	-	-	9,491,997
Public Securities
Bank Loans	171,833	-	171,833	-
Corporate Bonds	33,217,201	-	33,217,201	-
Common Stock - U.S.	10,390	10,390	-	-
Short-term Securities	8,499,533	-	8,499,533	-
Total	$139,541,555	$10,390	$56,504,558	$83,026,607

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

There were no transfers into or out of Level 1 and Level 2 assets

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers	Transfers	Ending
	balance at	Included in				into	out of	balance at
Assets:	12/31/2012	earnings	Purchases	Sales	Prepayments	Level 3	Level 3	12/31/2013
Restricted Securities
Corporate Bonds	$81,060,756	$(964,988)	$16,670,888	$(8,071,817)	$(31,755,252)	$-	$-	56,939,587
Common Stock - U.S.	7,793,109	2,804,425	1,051,548	(1,980,341)	-	-	-	9,668,741
Preferred Stock	5,786,187	(214,414)	1,400,326	(45,817)	-	-	-	6,926,282
Partnerships and LLCs	6,890,276	2,214,498	629,141	(241,918)	-	-	-	9,491,997
	$101,530,328	$3,839,521	$19,751,903	$(10,339,893)	$(31,755,252)	$-	$-	83,026,607

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from	Change in Unrealized Gains in Net Assets from assets
	Operations	still held

Interest (Amortization)	546,044	-

Net realized loss on investments before taxes	(2,041,154)	-

Net change in unrealized depreciation of investments before taxes.	5,334,631	4,526,303

2013 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.    Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.    Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.    Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2013, the Trust did not have any realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2013, the Trust decreased undistributed net investment income by $430,758, decreased accumulated net realized gains by $3,619,349, increased retained net realized gain on investments, prior years by $3,452,984 and increased additional paid in capital by $597,123 to more accurately display the Trust’s capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2013 were as follows:

Current:
Federal	$145,966
State	34,817
Total current	180,783
Deferred:
Federal	173,993
State	28,933
Total deferred	202,926
Total income tax expense from continuing operations	$383,709

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2013 were as follows:

Deferred tax liabilities:
Unrealized gain on investments	670,560
Total deferred tax liabilities	670,560
Net deferred tax liability	$(670,560)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2013.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the differences between the PI Subsidiary Trust’s income tax expense and the amount computed by applying the prevailing U.S. federal tax rate to pretax income for the year ended December 31, 2013 is as follows:

F.     New Accounting Pronouncements:

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements ( “ASU 2013-08”), which updates the criteria used in defining an investment company under U.S. GAAP and also sets forth certain measurement and disclosure requirements. The amendments in ASU 2013-08 are effective for fiscal periods (including interim periods) beginning after December 15, 2013. While management is still assessing the impact of this update on disclosures, the impact of this update is not expected to be material to the financial statements.

3.     Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

4.     Senior Secured Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2013, the Trust incurred total interest expense on the Note of $613,500.

		Amount	Percentage
Provision for income taxes at the
U.S. federal rate		$353,847	35.00%
State tax, net of federal effect		36,144	3.58%
Change in valuation allowance		0	0%
Other		(6,282)	(0.62%)
Income tax expense		$383,709	37.96%

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The components capital shown in the following table represent the Trust’s undistributed net investment income, undistributed net capital gains, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2013, each of which determined on a U.S. federal tax basis:

			Net Unrealized
			Appreciation
Undistributed			(Depreciation)
(Overdistributed)	Undistributed	Accumulated	on Securities
Net Investment	Net Capital	Loss	and Other
Income	Gain	Carryforwards	Investments

$394,100	$0	$(1,072,823)	$(1,571,413)

The tax character of distributions declared during the years ended December 31, 2013 and 2012 was as follows:
Distributions paid from:		2013	2012

Ordinary Income		$11,039,357	$10,972,333
Long-term Capital Gains		$-	$-

2013 Annual Report

	September 30, 2013

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $14,321,400 as of December 31, 2013.
	Amount	Per Share
Investment income	$2,984,268
Net investment income	2,343,077	$0.23
Net realized and unrealized
gain on investments (net of taxes)	1,888,448	0.18

	December 31, 2013
	Amount	Per Share
Investment income	$3,285,741
Net investment income	2,580,811	$0.25
Net realized and unrealized
gain on investments (net of taxes)	720,511	0.07

5. Purchases and Sales of Investments			7. Aggregate Remuneration Paid to Officers, Trustees, and their Affiliated Persons
	For the year ended 12/31/2013

For the year ended December 31, 2013, the Trust paid its Trustees aggregate remuneration of $263,800. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2013, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

The Trust did not make any payments to Babson Capital for the year ended December 31, 2013, other than amounts payable to Babson Capital pursuant to the Contract.

	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$32,081,127	$46,518,048
Corporate public securities	$8,483,169	$3,504,783

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2013. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2013 is $773,423 and consists of $15,553,810 appreciation and $16,327,233 depreciation.  Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $670,560 on net unrealized gains on the PI Subsidiary Trust.

6. Quarterly Results of Investment Operations (Unaudited)			8. Certifications
	March 31, 2013

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

	Amount	Per Share
Investment income	$3,325,384
Net investment income	2,696,999	$0.26
Net realized and unrealized gain on investments (net of taxes)	2,350,899	0.23

	June 30, 2013
	Amount	Per Share	9. Subsequent Events
Investment income	$3,234,525

The Trust has evaluated the possibility of subsequent events existing in this report through February 26, 2014. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

Net investment income	2,607,163	$0.26
Net realized and unrealized
gain on investments (net of taxes)	(1,425,028)	(0.14)

Babson Capital Participation Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

The Shareholders and Board of Trustees of Babson Capital Participation Investors

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Participation Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Participation Investors as of December 31, 2013, the consolidated results of their operations and cash flows for the year then ended, the consolidated changes in their net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

2013 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseenin Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (56) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Chairman	Term expires 2015; Trustee since 2009	President of Babson Capital (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Babson Capital Corporate Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005- 2013), MassMutual Corporate Value Partners Limited (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Director (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; and Member of Investment Committee (since 1999), Diocese of Springfield.

*
Mr. Noreen is classified as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

Babson Capital Participation Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseenin Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (69) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-518	Trustee	Term expires 2016; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993 - 2003) of the Trust.	97
Trustee (since 2003), President (1993-2003), Babson Capital Corporate Investors; Director (since 2006), Jefferies Group, Inc. (financial services); Director (2003-2010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open- end investment company advised by MassMutual); Trustee (since 2012), MassMutual Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (since 2013), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

2013 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseenin Fund Complex	Other Directorships Held by Director

William J. Barrett (74) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2015; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; President (2002 - 2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2
Trustee (since 2006), Babson Capital Corporate Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (2000-2012), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Michael H. Brown (56) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2014; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Babson Capital Corporate Investors; Independent Director (since 2006), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (57) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2014; Trustee since October 2013	Retired (since 2006); Managing Director (1993-2006), BV Investment Partners (private equity firm)	2
Trustee (since 2013), Babson Capital Corporate Investors; Managing Director (since 1993), Boston Ventures V L.P. (private equity fund); Managing Director (since 1993), Boston Ventures VI L.P. (private equity fund); Member of the Board of Overseers (since 2013), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation.

Babson Capital Participation Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseenin Fund Complex	Other Directorships Held by Director

Edward P. Grace III (63) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2
Trustee (since 2012), Babson Capital Corporate Investors; Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc. (restaurant chain); Director (2008-2010), Logan’s Roadhouse, Inc. (restaurant); Director (2007-2009), Claim Jumper Restaurants (restaurant chain); Director (1996-2008), RARE Hospitality International, Inc. (restaurant chain); Director (2006-2008), Quintess/Dream Catchers Retreats; Director (2004-2009), The Gemesis Corporation (cultivator of cultured diamonds); Trustee (1999- 2008), Bryant University; Trustee (1994-2010), Johnson & Wales University.

Susan B. Sweeney (61) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	93
Trustee (since 2012), Babson Capital Corporate Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual).

Maleyne M. Syracuse (57) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2014; Trustee since 2007	Private Investor; Managing Director (2000- 2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1981 - 2000), Deutsche Bank Securities.	2	Trustee (since 2007), Babson Capital Corporate Investors.

2013 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years

Michael L. Klofas (53) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009
Vice President (1998-2009) of the Trust; President (since 2009), Vice President (1998-2009), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher A. DeFrancis (47) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2010
Associate Secretary (2008-2010) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2010), Associate Secretary (2008-2010), Babson Capital Corporate Investors; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary, and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010), Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010), Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (51) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Babson Capital Corporate Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (40) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006	Chief Compliance Officer (since 2006), Babson Capital Corporate Investors; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital; Vice President and Senior Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and Assistant Vice President-Business Risk Management Group (2002-2003), Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset Management.

Daniel J. Florence (41) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008
Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Corporate Investors; and Director (since 2013), Associate Director (2008-2013), Analyst (2000-2008), Babson Capital.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 24, 2013.

Babson Capital Participation Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years

Sean Feeley (46) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Babson Capital Corporate Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Michael P. Hermsen (53) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1998
Vice President (since 1998), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust; Chief Executive Officer (since 2013), Babson Capital Finance LLC; Director (since 2009), Babson Capital Asia Limited; and Director (since 2009), Babson Capital Australia Holding Company Pty. Ltd. and Babson Capital Australia Pty. Ltd.

Richard E. Spencer, II (51) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2002	Vice President (since 1992), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 24, 2013.

2013 Annual Report

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Babson Capital Participation Investors

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2013 Annual Report

Members of the Board of Trustrees	DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

William J. Barrett President, W J Barrett Associates, Inc.
Babson Capital Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/ or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

Michael H. Brown* Private Investor

Barbara M. Ginader Private Investor

Edward P. Grace President Phelps Grace International, Inc.

Robert E. Joyal Retired President, Babson Capital Management LLC

Clifford M. Noreen President, Babson Capital Management LLC

Susan B. Sweeney* Senior Vice President and Chief Investment Officer	Officers
Selective Insurance
Company of America	Clifford M. Noreen	Michael L. Klofas	James M. Roy
	Chairman	President	Vice President & Chief Financial Officer

	Christopher A. DeFrancis	Sean Feeley	Michael P. Hermsen
	Vice President, Secretary & Chief Legal Officer	Vice President	Vice President
Maleyne M. Syracuse*
Private Investor	Richard E. Spencer, II	Daniel J. Florence	Melissa M. LaGrant
	Vice President	Treasurer	Chief Compliance Officer

* Member of the Audit Committe

B a b s o n C a p i t a l PARTICIPATION INVESTORS 2013 Annual Report
PI6370

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed to the Registrant
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Audit Fees	$64,500	$61,500
Audit-Related Fees	0	0
Tax Fees	46,200	44,100
All Other Fees	0	0
Total Fees	$110,700	$105,600

Non-Audit Fees Billed to Babson Capital and MassMutual
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Audit-Related Fees	$971,856	$685,475
Tax Fees	75,000	93,100
All Other Fees	0	0
Total Fees	$1,046,856	$778,575

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2013, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2012 and 2013 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2012 fees billed represent final 2012 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2013 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2013 Annual Form N-CSR, but are now properly included in the 2012 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Babson Capital’s Proxy Voting Policy:

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).  To implement this general principle, Babson Capital engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies.  Babson Capital’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”).  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Babson Capital can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”).  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson Capital or a Babson Capital associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson Capital’s Proxy Voting Procedures:

Babson Capital will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator.  If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson Capital votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson Capital’s Chief Compliance Officer or General Counsel prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson Capital in accordance with Babson Capital’s Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Babson Capital should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Babson Capital will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Babson Capital will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson Capital’s Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. Klofas also presently serves as President of Babson Capital Corporate Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Michael P. Hermsen is a Vice President of the Registrant and a Managing Director of Babson Capital who oversees the Babson Capital Finance Group which assists in finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University. Mr. Hermsen is a Chartered Financial Analyst.

Mr. Spencer is a Vice President of the Registrant and a Managing Director of Babson Capital who also manages Babson Capital's Fund Investment and Advisory Group. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.  Mr. Spencer is a Chartered Financial Analyst.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)

	Registered	1	$268.7 million	0	N/A
Clifford M.	Investment
Noreen (B)	Companies

	Other Pooled	9	$1.03 billion	9	$1.03 billion
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (C)

	Registered	5	$1.37 billion	0	N/A
Sean	Investment
Feeley	Companies

	Other Pooled	3	$176.2 million	3	$176.2 million
	Investment
	Vehicles

	Other	6	$2.88 billion	6	$2.88 billion
	Accounts (C)

	Registered	1	$268.7 million	0	N/A
Michael P.	Investment
Hermsen (D)	Companies

	Other Pooled	7	$1.36 billion	7	$1.36 billion
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (E)

	Registered	1	$268.7 million	0	N/A
Michael L.	Investment
Klofas	Companies

	Other Pooled	6	$1.34 billion	6	$1.34 billion
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (E)

	Registered	1	$268.7 million	0	N/A
Richard E.	Investment
Spencer, II	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (E)

(A)	Account asset size has been calculated as of December 31, 2013.

(B)
Mr. Noreen, as head of Babson Capital’s Private Investments and Equity Group, has overall responsibility for all fixed income portfolios comprised mainly of investment grade assets managed by Babson Capital.  Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Private Investments and Equity Group.

(C)
Messrs. Noreen and Feeley have investment discretion over certain sectors of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (the “GIA”).  However, since neither Messrs. Noreen nor Feeley are considered primary portfolio managers of the GIA, these assets are not represented in the table above.

(D)	Mr. Hermsen, as head of the Babson Capital Finance Group, has overall responsible for public and private bonds, mezzanine and private equity investments.

(E)
Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the GIA.  However, since neither Messrs. Hermsen, Klofas nor Spencer are considered primary portfolio managers of the GIA, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team, have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable designed to address such conflicts.

Transactions with Affiliates: Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication. Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson Capital may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Management of Multiple Accounts: As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. In order to address these conflicts, Babson Capital has adopted a Best Execution Policy, which establishes the necessary controls to satisfy its obligations regarding best execution and ensures it places advisory client trades in such a manner that the advisory client’s total costs or proceeds are the most favorable under the circumstances, and a Directed Brokerage Policy, which ensures all directed brokerage instructions are executed in accordance with written client instructions and applicable legal requirements.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan | Aon Hewitt, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, employee individual performance in relation to pre-determined goals, and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which is meant to represent the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BENEFICIAL OWNERSHIP. As of December 31, 2013, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Clifford M. Noreen	None
Sean Feeley	None
Michael P. Hermsen	$10,001-$50,000
Michael L. Klofas	None
Richard E. Spencer II	None

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 7, 2014

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 7, 2014